2019 THIRD QUARTER RESULTS NASDAQ: FULT Data as of September 30, 2019 unless otherwise noted

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s 2019 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

QUARTER HIGHLIGHTS: 3Q19 vs 2Q19 Successful completion of subsidiary bank consolidation – Now one bank, Fulton Bank, N.A. Net income per diluted share: $0.37 in 3Q19, 5.7% increase from 2Q19 Loan Growth: 0.7% increase in average balances, driven by residential and commercial mortgages. Ending balances increased 1.9%, driven by C&I and residential mortgages. Core Deposit Growth: 3.1% increase in average balances and 6.5% in ending balances, largely driven by seasonal increase in municipal accounts. Net Interest Income & Margin: Net interest income is down 2.0% from 2Q19, with the impact of a 13 basis point decrease in the net interest margin being partially offset by balance sheet growth Non-Interest Income(1): 2.2% increase realized due to increases in consumer banking income and other income, partially offset by a decrease in commercial banking income. Investment Securities Gains: $4.3 million recognized from restructuring of the balance sheet. Non-Interest Expense: 1.8% increase, driven by a $4.3 million prepayment penalty on certain FHLB advances, partially offset by FDIC Insurance credits and a decrease in net occupancy expense. Asset Quality: Decreases in provision for credit losses and non-accrual loans. (1) Excluding investment securities gains. 3

QUARTER HIGHLIGHTS: 3Q19 vs 3Q18 Net income per diluted share: $0.37 in 3Q19, unchanged from 3Q18 Loan Growth: 3.6% increase in average balances and 4.8% increase ending balances with growth in all categories, except for home equity and construction. Core Deposit Growth: 4.5% increase in average balances and 5.4% increase in ending balances, both driven by interest bearing demand deposits. Net Interest Income & Margin: Relatively unchanged net interest income, reflecting the impact of interest-earning asset growth, offset by an 11 basis point decrease in net interest margin Non-Interest Income(1): 8.4% increase realized in all fee categories, except for merchant and commercial card income Investment Securities Gains: $4.3 million recognized from a restructuring of the balance sheet. Non-Interest Expense: 8.4% increase in non-interest expense, largely driven by a $4.3 million prepayment penalty on certain FHLB advances and subsidiary bank consolidation costs, partially offset by FDIC Insurance credits. Asset Quality: Increase in provision for credit losses, non-accrual loans and net charge-offs. (1) Excluding investment securities gains. 4

INCOME STATEMENT SUMMARY Change from 3Q19 2Q19 3Q18 (dollars in thousands, except per-share data) Net Interest Income $ 161,260 $ (3,284) $ 1,133 Provision for Credit Losses 2,170 (2,855) 550 Non-Interest Income 55,321 1,182 4,302 Securities Gains 4,492 4,316 4,478 Non-Interest Expense 146,770 2,602 11,357 Income before Income Taxes 72,133 2,467 (1,994) Income Taxes 10,025 138 1,531 Net Income $ 62,108 $ 2,329 $ (3,525) Net income per share (diluted) $ 0.37 $ 0.02 $ - ROA (1) 1.15% 0.01% (0.13%) ROE (2) 10.64% 0.22% (0.84%) ROE (tangible) (3) 14.03% 0.43% (0.96%) Efficiency ratio (3) 63.6% (0.6%) 1.1% (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. (3) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 5

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields ($ IN MILLIONS) ($ IN BILLIONS) 4.37% 4.25% $20.0 4.13% 4.22% 4.35% 5.00% $170.0 3.90% $164.5 4.00% $162.9 $163.3 $15.0 $160.1 $161.3 $16.3 $16.4 3.80% $15.9 $16.0 $16.2 3.00% $160.0 $10.0 2.00% 3.70% $5.0 1.00% $150.0 ~ $730 $3.1 $3.2 million$3.1 $3.2 $3.4 3.60% $- 0.00% 3Q18 4Q18 1Q19 2Q19 3Q19 ~ $610 $140.0 3.50% million Securities & Other Loans Earning Asset Yield (FTE) 3.49% Average Liabilities & Rates $130.0 3.44% 3.44% 3.40% 3.42% ($ IN BILLIONS) 3.30% $120.0 3.31% $20.0 5.00% 3.20% $1.7 $1.5 $1.8 $2.0 $1.8 4.00% $15.0 $110.0 3.10% 3.00% $10.0 2.00% 1.29% 1.29% $100.0 3.00% 1.01% 1.10% 1.21% $5.0 3Q18 4Q18 1Q19 2Q19 3Q19 1.00% $16.0 $16.4 $16.3 $16.4 $17.0 Net Interest Income $- 0.00% Net Interest Margin (Fully-taxable equivalent basis, or FTE) 3Q18 4Q18 1Q19 2Q19 3Q19 Deposits Borrowings Cost of Interest-bearing Liabilities 6

ASSET QUALITY ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans $10.0 $160.0 $147.7 2.00% $139.7 $138.7 $136.0 $8.2 $120.1 $120.0 1.50% $5.1 $5.0 $80.0 1.00% 0.86% 0.85% 0.90% 0.75% 0.81% $2.2 $40.0 0.50% $1.6 $0.0 0.00% $- 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 NPL NPLs/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans 150.0% $40.0 1.00% 140% 1.75% 140.0% $30.0 0.50% 0.17% 0.10% 0.15% 130.0% 127% $20.0 -0.04% 123% 1.25% 0.00% 121% 120% $10.0 0.08% $6.6 $6.3 120.0% $4.1 $3.0 1.08% $(1.5) -0.50% 1.05% 1.05% 1.05% 1.04% $- 3Q18 4Q18 1Q19 2Q19 3Q19 110.0% 0.75% 3Q18 4Q18 1Q19 2Q19 3Q19 $(10.0) -1.00% NCOs/(recoveries) NCOs/Average Loans (annualized) Allowance/NPLs Allowance/Loans 7

NON-INTEREST INCOME(1) Three months ended September 30, 2019 (percent of total non-interest income) 6% 3Q19 2Q19 Change 12% (in thousands) 24% n Wealth management $ 13,867 $ 14,153 $ (286) n Mortgage banking 6,658 6,593 65 n Consumer banking 13,333 12,367 966 ~ $730 25% n Commercial banking 18,284 million 18,442 (158) 33% n Other 3,179 2,584 595 ~ $610 $ 55,321 $ 54,139 million 1,182 Three months ended June 30, 2019 (percent of total non-interest income) Non-interest income increased $1.2 million, or 2.2% 5% Driven by increases in: 12% 23% Consumer banking - increases in card income and overdraft fees Other - increases due to additional investments in bank-owned life insurance Partially offset by decreases in: 26% 34% Wealth management - trust commission and brokerage income Commercial banking - merchant and card income (1) Excluding investment securities gains 8

NON-INTEREST EXPENSES Three months ended September 30, 2019 (percent of total non-interest expense) 3Q19 2Q19 Change 22% (in thousands) n Salaries and benefits $ 78,211 $ 78,991 $ (780) n Occupancy 12,368 14,469 (2,101) n Data Processing and software 11,590 11,268 322 8% 53% n Other outside services 12,163 11,259 904 8% n Other 32,438 28,181 4,257 $146,770 $144,168 2,602 9% Three months ended June 30, 2019 Non-interest expenses increased $2.6 million, or 1.8% (percent of total non-interest expense) Driven by increases in: 19% Other - $4.3 million of penalties related to the prepayment of FHLB advances Partially offset by decreases in: 8% Other - $2.6 million of FDIC Insurance credits 55% Salaries and benefits 8% Occupancy 10% Subsidiary bank consolidation costs of $5.2 million and $5.1 million were included in 3Q19 and 2Q19 other expense, respectively. 9

PROFITABILITY & CAPITAL ROA(1) ROE and ROE (tangible)(2) 1.40% 1.28% 16.00% 14.99% 14.03% 1.20% 1.12% 1.11% 1.14% 1.15% 13.17% 13.28% 13.60% 11.48% 1.00% 12.00% 10.10% 10.15% 10.42% 10.64% 0.80% 8.00% 0.60% 4.00% 0.40% 0.20% 0.00% 3Q18 4Q18 1Q19 2Q19 3Q19 0.00% 3Q18 4Q18 1Q19 2Q19 3Q19 ROE ROE (tangible) Tangible Common Equity to Tangible Assets (TCE Ratio) (2) Net Income Per Diluted Share 12.0% $0.40 $0.37 $0.37 $0.35 $0.35 $0.33 $0.33 8.8% 8.5% 8.6% 8.5% 8.5% $0.30 8.0% $0.25 $0.20 4.0% $0.15 $0.10 $0.05 0.0% $- 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 In 2019, approximately 6.8 million shares were repurchased at a cost of $111.3 million through September 2019. (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 10

2019 OUTLOOK Changes from the outlook as of the end of the second quarter of 2019 have been underlined. • Loans & Deposits: Average annual loan and deposit growth rates in the low to mid single-digits • Net Interest Income: Low single-digit growth rate • Net Interest Margin: A decrease of 3 to 5 basis points over the full year 2019 vs. 2018 • Non-Interest Income: High single-digit growth rate • Non-Interest Expense: Excluding charter consolidation costs, low single-digit growth rate • Asset Quality: $3 million to $8 million provision for credit losses per quarter • Capital: Levels to remain consistent with December 31, 2018 • Effective Tax Rate: Anticipated to range between 14% and 16% 11

NON-GAAP RECONCILIATION Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 2018 2018 2019 2019 2019 Tangible Common Equity to Tangible Assets (TCE Ratio) (dollars in thousands) Shareholders' equity $ 2,283,014 $ 2,247,573 $ 2,301,019 $ 2,308,798 $ 2,324,016 Less: Intangible assets (531,556) (531,556) (535,356) (535,249) (534,178) Tangible shareholders' equity (numerator) $ 1,751,458 $ 1,716,017 $ 1,765,663 $ 1,773,549 $ 1,789,838 Total assets $ 20,364,810 $ 20,682,152 $ 20,974,649 $ 21,308,670 $ 21,703,618 Less: Intangible assets (531,556) (531,556) (535,356) (535,249) (534,178) Total tangible assets (denominator) $ 19,833,254 $ 20,150,596 $ 20,439,293 $ 20,773,421 $ 21,169,440 Tangible Common Equity to Tangible Assets 8.8% 8.5% 8.6% 8.5% 8.5% 12

NON-GAAP RECONCILIATION Three Months Ended Sep 30 Jun 30 Sep 30 2018 2019 2019 Efficiency ratio (dollars in thousands) Non-interest expense $ 135,413 $ 144,168 $ 146,770 Less: Intangible amortization - (107) (1,071) Less: Amortization of tax credit investments (1,637) (1,492) (1,533) Less: Loss on redemption of FHLB advances - - (4,326) Non-interest expense (numerator) $ 133,776 $ 142,569 $ 139,840 Net interest income (fully taxable-equivalent) $ 163,194 $ 167,796 $ 164,517 Plus: Total Non-interest income 51,033 54,315 59,813 Less: Investment securities gains (14) (176) (4,492) Net interest income (denominator) $ 214,213 $ 221,935 $ 219,838 Efficiency ratio 62.5% 64.2% 63.6% Three Months Ended Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 2018 2018 2019 2019 2019 (dollars in thousands) Return on Average Shareholders' Equity (ROE) (Tangible) Net income $ 65,633 $ 58,083 $ 56,663 $ 59,779 $ 62,108 Plus: Intangible amortization, net of tax - - 85 85 846 Net income (numerator) $ 65,633 $ 58,083 $ 56,748 $ 59,864 $ 62,954 Average shareholders' equity $ 2,269,093 $ 2,281,669 $ 2,265,097 $ 2,301,258 $ 2,315,585 Less: Average goodwill and intangible assets (531,556) (531,556) (531,767) (535,301) (535,184) Average tangible shareholders' equity (denominator) $ 1,737,537 $ 1,750,113 $ 1,733,330 $ 1,765,957 $ 1,780,401 Return on average shareholders' equity (tangible), annualized 14.99% 13.17% 13.28% 13.60% 14.03% 13